UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

KYTHERA Biopharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35663	03-0552903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30930 Russell Ranch Road, Third Floor

Westlake Village, CA 91362

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 587-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 7, 2015, KYTHERA Biopharmaceuticals, Inc. issued a press release relating to its financial results for the quarter ended March 31, 2015.  The full text of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K.

(d)  Exhibits

Exhibit Number	Description

99.1	KYTHERA Biopharmaceuticals, Inc. Press Release Reporting First Quarter 2015 Operating Results dated May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 7, 2015	KYTHERA Biopharmaceuticals, Inc.

		By:	/s/ Keith R. Leonard, Jr.
Keith R. Leonard, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	KYTHERA Biopharmaceuticals, Inc. Press Release Reporting First Quarter 2015 Operating Results dated May 7, 2015.